Exhibit 99.1

Press Release — For Immediate Release
July 20, 2017

Penns Woods Bancorp, Inc. Reports Second Quarter 2017 Earnings

Williamsport, PA — July 20, 2017 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings, supported by loan and deposit growth, achieving net income of $5,772,000 for the six months ended June 30, 2017 resulting in basic and dilutive earnings per share of $1.22.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains, was $3,094,000 for the three months ended June 30, 2017 compared to $3,065,000 for the same period of 2016. Operating earnings decreased to $5,649,000 for the six months ended June 30, 2017 compared to $5,830,000 for the same period of 2016. Impacting the level of operating earnings were several factors including the continued shift of earning assets from the investment portfolio to the loan portfolio as the balance sheet is actively managed to reduce market risk and interest rate risk in a rising rate environment. In addition, the effective tax rate has increased due to the conclusion of the ten year tax credit generation period of several low income elderly housing projects in our market footprint in which the company participates.

•
Operating earnings per share for the three months ended June 30, 2017 were $0.66 for both basic and dilutive, an increase from $0.65 for basic and dilutive for the same period of 2016. Operating earnings per share for the six month ended June 30, 2017 were $1.20 basic and dilutive compared to $1.23 basic and dilutive for the same period of 2016.

•
Return on average assets was 0.88% for the three months ended June 30, 2017 compared to 1.00% for the corresponding period of 2016. Return on average assets was 0.83% for the six months ended June 30, 2017 compared to 0.97% for the corresponding period of 2016.

•
Return on average equity was 8.79% for the three months ended June 30, 2017 compared to 9.77% for the corresponding period of 2016. Return on average equity was 8.24% for the six months ended June 30, 2017 compared to 9.36% for the corresponding period of 2016.

“We continue to position and build the company for the future. To spur quality asset growth the indirect auto lending program has been introduced throughout our entire market area, various building projects have been completed, while others are in various stages of completion. To increase income we are adding high quality assets as we build our balance sheet. In one year the indirect lending program has generated in excess of $40 million in short duration high quality loans. A more customer centric experience in our Williamsport branch is now in place following a substantial remodel. Luzerne Bank is set to open a new office in Conyngham, while Jersey Shore State Bank is expanding its footprint into Muncy/Hughesville with a branch in the construction phase. The addition of quality earning assets has led to increased revenue resulting in the second quarter of 2017 outperforming the first quarter of the year. The structures of the earning assets that have been acquired have contributed to an improving net interest margin. We continue to build for the future recognizing it may have a drag on earnings in the short-term. However, as seen by the second quarter results, investing in the future will provide long-term rewards,” said Richard A. Grafmyre, CFP®, President and CEO.
A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and six months ended June 30, 2017 was $3,086,000 and $5,772,000 compared to $3,390,000 and $6,468,000 for the same period of 2016. Results for the three and six months ended June 30, 2017 compared to 2016 were impacted by a decrease in after-tax securities gains of $333,000 (from a gain of $325,000 to a loss of $8,000) for the three month periods and a decrease in after-tax securities gains of $515,000 (from a gain of $638,000 to a gain of $123,000) for the six month periods. Basic and dilutive earnings per share for the three and six months ended June 30, 2017 were $0.65 and $1.22 compared to $0.72 and $1.37 for the corresponding period of 2016.  Return on average assets and return on average equity were 0.88% and 8.79% for the three months ended June 30, 2017 compared to 1.00% and 9.77% for the corresponding period of 2016. Return on average assets and return on average equity were 0.83% and 8.24% for the six months ended June 30, 2017 compared to 0.97% and 9.36% for the corresponding period of 2016.

Net Interest Margin

The net interest margin for the three and six months ended June 30, 2017 was 3.44% and 3.42% compared to 3.42% and 3.49% for the corresponding period of 2016.  The decline in the net interest margin for the six month period was driven by a decreasing yield on the investment portfolio due to the continued lower than historical rate environment that limits the yield that we can acquire into the portfolio and our strategic decision to continue repositioning the portfolio through active management in anticipation of a steadily rising rate environment. The impact of the declining investment portfolio yield and decreasing investment portfolio balance was offset by an 8.06% growth in gross loans from June 30, 2016 to June 30, 2017. The loan growth was funded by an increase in core deposits and a decrease in the investment portfolio.  Core deposits represent a lower cost funding source than time deposits and comprise 82.11% of total deposits at June 30, 2017 and 79.65% at June 30, 2016.

Assets

Total assets increased $48,882,000 to $1,395,364,000 at June 30, 2017 compared to June 30, 2016.  Net loans increased $84,374,000 to $1,125,976,000 at June 30, 2017 compared to June 30, 2016 primarily due to campaigns related to increasing home equity product market share during 2016 and 2017 and the introduction of indirect auto lending during the third quarter of 2016.  The investment portfolio decreased $7,950,000 from June 30, 2016 to June 30, 2017 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in shortening the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio remained flat at 1.10% at June 30, 2017 from June 30, 2016 as non-performing loans have increased to $12,537,000 at June 30, 2017 from $11,626,000 at June 30, 2016. The majority of non-performing loans are centered on loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $332,000 for the six months ended June 30, 2017 minimally impacted the allowance for loan losses which was 1.15% of total loans at June 30, 2017. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $66,243,000 to $1,151,110,000 at June 30, 2017 compared to June 30, 2016. Core deposits (total deposits excluding time deposits) increased $81,067,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $26,052,000 to $300,054,000 at June 30, 2017 compared to June 30, 2016.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity decreased $954,000 to $138,440,000 at June 30, 2017 compared to June 30, 2016.  The change in accumulated other comprehensive loss from $2,168,000 at June 30, 2016 to $4,249,000 at June 30, 2017 is a result of an increase in unrealized losses on available for sale securities from an unrealized gain of $1,838,000 at June 30, 2016 to an unrealized loss of $16,000 at June 30, 2017.  The amount of accumulated other comprehensive loss at June 30, 2017 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $227,000 to $4,233,000 at June 30, 2017.  The current level of shareholders’ equity equates to a book value per share of $29.53 at June 30, 2017 compared to $29.45 at June 30, 2016 and an equity to asset ratio of 9.92% at June 30, 2017 compared to 10.35% at June 30, 2016.  Excluding goodwill and intangibles, book value per share was $25.54 at June 30, 2017 compared to $25.42 at June 30, 2016.  Dividends declared for the six months ended June 30, 2017 and 2016 were $0.94 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fifteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2017	2016	% Change
ASSETS
Noninterest-bearing balances	$26,223	$24,088	8.86%
Interest-bearing balances in other financial institutions	11,979	45,387	(73.61)%
Total cash and cash equivalents	38,202	69,475	(45.01)%

Investment securities, available for sale, at fair value	138,504	146,667	(5.57)%
Investment securities, trading	213	—	100.00%
Loans held for sale	1,683	1,349	24.76%
Loans	1,139,085	1,054,119	8.06%
Allowance for loan losses	(13,109)	(12,517)	4.73%
Loans, net	1,125,976	1,041,602	8.10%
Premises and equipment, net	25,497	22,304	14.32%
Accrued interest receivable	3,641	3,490	4.33%
Bank-owned life insurance	27,670	27,016	2.42%
Goodwill	17,104	17,104	—%
Intangibles	1,623	1,979	(17.99)%
Deferred tax asset	8,139	7,400	9.99%
Other assets	7,112	8,096	(12.15)%
TOTAL ASSETS	$1,395,364	$1,346,482	3.63%

LIABILITIES
Interest-bearing deposits	$851,056	$810,865	4.96%
Noninterest-bearing deposits	300,054	274,002	9.51%
Total deposits	1,151,110	1,084,867	6.11%

Short-term borrowings	15,737	17,440	(9.76)%
Long-term borrowings	75,998	91,025	(16.51)%
Accrued interest payable	414	456	(9.21)%
Other liabilities	13,665	13,300	2.74%
TOTAL LIABILITIES	1,256,924	1,207,088	4.13%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,008,192 and 5,006,036 shares issued	41,735	41,717	0.04%
Additional paid-in capital	50,117	50,025	0.18%
Retained earnings	62,952	60,054	4.83%
Accumulated other comprehensive loss:
Net unrealized (loss) gain on available for sale securities	(16)	1,838	(100.87)%
Defined benefit plan	(4,233)	(4,006)	(5.67)%
Treasury stock at cost, 320,150 and 272,452 shares	(12,115)	(10,234)	18.38%
TOTAL SHAREHOLDERS’ EQUITY	138,440	139,394	(0.68)%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,395,364	$1,346,482	3.63%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2017	2016	% Change	2017	2016	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$11,109	$10,466	6.14%	$21,736	$20,821	4.39%
Investment securities:
Taxable	570	601	(5.16)%	1,112	1,223	(9.08)%
Tax-exempt	323	398	(18.84)%	621	874	(28.95)%
Dividend and other interest income	207	204	1.47%	422	477	(11.53)%
TOTAL INTEREST AND DIVIDEND INCOME	12,209	11,669	4.63%	23,891	23,395	2.12%

INTEREST EXPENSE:
Deposits	1,008	881	14.42%	1,910	1,716	11.31%
Short-term borrowings	4	8	(50.00)%	8	34	(76.47)%
Long-term borrowings	373	492	(24.19)%	813	983	(17.29)%
TOTAL INTEREST EXPENSE	1,385	1,381	0.29%	2,731	2,733	(0.07)%

NET INTEREST INCOME	10,824	10,288	5.21%	21,160	20,662	2.41%

PROVISION FOR LOAN LOSSES	215	258	(16.67)%	545	608	(10.36)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,609	10,030	5.77%	20,615	20,054	2.80%

NON-INTEREST INCOME:
Service charges	559	561	(0.36)%	1,087	1,093	(0.55)%
Securities (losses) gains, available for sale	(12)	486	(102.47)%	185	921	(79.91)%
Securities gains, trading	—	6	(100.00)%	2	46	(95.65)%
Bank-owned life insurance	161	161	—%	333	345	(3.48)%
Gain on sale of loans	503	566	(11.13)%	861	1,033	(16.65)%
Insurance commissions	99	200	(50.50)%	290	405	(28.40)%
Brokerage commissions	361	272	32.72%	692	527	31.31%
Other	1,092	926	17.93%	1,964	1,805	8.81%
TOTAL NON-INTEREST INCOME	2,763	3,178	(13.06)%	5,414	6,175	(12.32)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,608	4,346	6.03%	9,378	8,926	5.06%
Occupancy	614	545	12.66%	1,252	1,086	15.29%
Furniture and equipment	664	679	(2.21)%	1,313	1,380	(4.86)%
Pennsylvania shares tax	230	220	4.55%	468	478	(2.09)%
Amortization of investments in limited partnerships	46	68	(32.35)%	92	220	(58.18)%
Federal Deposit Insurance Corporation deposit insurance	150	236	(36.44)%	320	468	(31.62)%
Marketing	204	185	10.27%	375	395	(5.06)%
Intangible amortization	86	100	(14.00)%	176	187	(5.88)%
Other	2,461	2,287	7.61%	4,674	4,587	1.90%
TOTAL NON-INTEREST EXPENSE	9,063	8,666	4.58%	18,048	17,727	1.81%
INCOME BEFORE INCOME TAX PROVISION	4,309	4,542	(5.13)%	7,981	8,502	(6.13)%
INCOME TAX PROVISION	1,223	1,152	6.16%	2,209	2,034	8.60%
NET INCOME	$3,086	$3,390	(8.97)%	$5,772	$6,468	(10.76)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.65	$0.72	(9.72)%	$1.22	$1.37	(10.95)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,711,332	4,733,251	(0.46)%	4,723,003	4,736,878	(0.29)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$0.94	$0.94	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	June 30, 2017			June 30, 2016
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$41,685	$405	3.89%	$46,281	$445	3.87%
All other loans	1,082,165	10,842	4.02%	1,000,541	10,172	4.09%
Total loans	1,123,850	11,247	4.01%	1,046,822	10,617	4.08%

Taxable securities	83,895	680	3.24%	94,049	734	3.12%
Tax-exempt securities	52,850	489	3.70%	56,348	603	4.28%
Total securities	136,745	1,169	3.42%	150,397	1,337	3.56%

Interest-bearing deposits	36,662	96	1.05%	54,309	71	0.53%

Total interest-earning assets	1,297,257	12,512	3.87%	1,251,528	12,025	3.86%

Other assets	100,356			100,241

TOTAL ASSETS	$1,397,613			$1,351,769

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$158,413	15	0.04%	$153,151	14	0.04%
Super Now deposits	202,692	131	0.26%	198,048	125	0.25%
Money market deposits	288,035	255	0.36%	239,754	161	0.27%
Time deposits	205,418	607	1.19%	221,376	581	1.06%
Total interest-bearing deposits	854,558	1,008	0.47%	812,329	881	0.44%

Short-term borrowings	10,579	4	0.15%	16,710	8	0.19%
Long-term borrowings	75,998	373	1.95%	91,025	492	2.14%
Total borrowings	86,577	377	1.73%	107,735	500	1.84%

Total interest-bearing liabilities	941,135	1,385	0.59%	920,064	1,381	0.60%

Demand deposits	300,311			276,748
Other liabilities	15,801			16,151
Shareholders’ equity	140,366			138,806

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,397,613			$1,351,769
Interest rate spread			3.28%			3.26%
Net interest income/margin		$11,127	3.44%		$10,644	3.42%

	Three Months Ended June 30,
	2017	2016
Total interest income	$12,209	$11,669
Total interest expense	1,385	1,381
Net interest income	10,824	10,288
Tax equivalent adjustment	303	356
Net interest income (fully taxable equivalent)	$11,127	$10,644

	Six Months Ended
	June 30, 2017			June 30, 2016
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$41,959	$821	3.95%	$50,700	$980	3.89%
All other loans	1,069,896	21,194	3.99%	994,034	20,174	4.08%
Total loans	1,111,855	22,015	4.04%	1,044,734	21,154	4.07%

Taxable securities	86,591	1,365	3.15%	96,541	1,618	3.35%
Tax-exempt securities	49,779	941	3.78%	59,860	1,324	4.42%
Total securities	136,370	2,306	3.38%	156,401	2,942	3.76%

Interest-bearing deposits	34,924	169	0.98%	33,501	82	0.49%

Total interest-earning assets	1,283,149	24,490	3.85%	1,234,636	24,178	3.94%

Other assets	99,934			98,276

TOTAL ASSETS	$1,383,083			$1,332,912

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$157,423	30	0.04%	$151,004	29	0.04%
Super Now deposits	196,032	237	0.24%	193,098	249	0.26%
Money market deposits	275,529	446	0.33%	229,497	301	0.26%
Time deposits	207,722	1,197	1.16%	220,965	1,137	1.03%
Total interest-bearing deposits	836,706	1,910	0.46%	794,564	1,716	0.43%

Short-term borrowings	10,962	8	0.15%	22,560	34	0.30%
Long-term borrowings	79,258	813	2.04%	91,025	983	2.14%
Total borrowings	90,220	821	1.81%	113,585	1,017	1.77%

Total interest-bearing liabilities	926,926	2,731	0.59%	908,149	2,733	0.60%

Demand deposits	300,207			270,900
Other liabilities	15,770			15,703
Shareholders’ equity	140,180			138,160

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,383,083			$1,332,912
Interest rate spread			3.26%			3.34%
Net interest income/margin		$21,759	3.42%		$21,445	3.49%

	Six Months Ended June 30,
	2017	2016
Total interest income	$23,891	$23,395
Total interest expense	2,731	2,733
Net interest income	21,160	20,662
Tax equivalent adjustment	599	783
Net interest income (fully taxable equivalent)	$21,759	$21,445

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Operating Data
Net income	$3,086	$2,686	$2,948	$3,059	$3,390
Net interest income	10,824	10,336	10,337	10,247	10,288
Provision for loan losses	215	330	330	258	258
Net security (losses) gains	(12)	199	441	261	492
Non-interest income, excluding net security gains	2,775	2,452	2,415	2,821	2,686
Non-interest expense	9,063	8,985	8,625	8,739	8,666

Performance Statistics
Net interest margin	3.44%	3.40%	3.38%	3.37%	3.42%
Annualized return on average assets	0.88%	0.79%	0.87%	0.91%	1.00%
Annualized return on average equity	8.79%	7.69%	8.43%	8.69%	9.77%
Annualized net loan charge-offs (recoveries) to average loans	—%	0.12%	0.06%	0.02%	0.05%
Net charge-offs (recoveries)	11	321	152	57	123
Efficiency ratio	65.9%	69.6%	66.9%	66.2%	66.0%

Per Share Data
Basic earnings per share	$0.65	$0.57	$0.62	$0.65	$0.72
Diluted earnings per share	0.65	0.56	0.62	0.65	0.72
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.53	29.38	29.20	29.56	29.45
Common stock price:
High	43.60	49.45	52.03	44.75	44.70
Low	38.17	43.28	41.00	40.34	37.82
Close	41.18	43.45	50.50	44.46	41.99
Weighted average common shares:
Basic	4,711	4,735	4,734	4,734	4,733
Fully Diluted	4,711	4,761	4,734	4,734	4,733
End-of-period common shares:
Issued	5,008	5,008	5,007	5,007	5,006
Treasury	320	272	272	272	272

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Financial Condition Data:
General
Total assets	$1,395,364	$1,400,708	$1,348,590	$1,347,412	$1,346,482
Loans, net	1,125,976	1,098,195	1,080,785	1,056,762	1,041,602
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,623	1,709	1,799	1,889	1,979
Total deposits	1,151,110	1,160,664	1,095,214	1,088,297	1,084,867
Noninterest-bearing	300,054	312,392	303,277	295,599	274,002
Savings	158,101	159,652	153,788	150,822	152,540
NOW	199,917	205,011	174,653	175,767	190,890
Money Market	287,140	278,443	245,121	244,138	246,712
Time Deposits	205,898	205,166	218,375	221,971	220,723
Total interest-bearing deposits	851,056	848,272	791,937	792,698	810,865

Core deposits*	945,212	955,498	876,839	866,326	864,144
Shareholders’ equity	138,440	139,113	138,249	139,935	139,394

Asset Quality
Non-performing loans	$12,537	$10,870	$11,626	$11,530	$11,626
Non-performing loans to total assets	0.90%	0.78%	0.86%	0.86%	0.86%
Allowance for loan losses	13,109	12,905	12,896	12,718	12,517
Allowance for loan losses to total loans	1.15%	1.16%	1.18%	1.19%	1.19%
Allowance for loan losses to non-performing loans	104.56%	118.72%	110.92%	110.30%	107.66%
Non-performing loans to total loans	1.10%	0.98%	1.06%	1.08%	1.10%

Capitalization
Shareholders’ equity to total assets	9.92%	9.93%	10.25%	10.39%	10.35%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Thousands, Except Per Share Data)	2017	2016	2017	2016
GAAP net income	$3,086	$3,390	$5,772	$6,468
Less: net securities (losses) gains, net of tax	(8)	325	123	638
Non-GAAP operating earnings	$3,094	$3,065	$5,649	$5,830

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Return on average assets (ROA)	0.88%	1.00%	0.83%	0.97%
Less: net securities gains, net of tax	—%	0.09%	0.01%	0.10%
Non-GAAP operating ROA	0.88%	0.91%	0.82%	0.87%

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Return on average equity (ROE)	8.79%	9.77%	8.24%	9.36%
Less: net securities (losses) gains, net of tax	(0.03)%	0.94%	0.18%	0.92%
Non-GAAP operating ROE	8.82%	8.83%	8.06%	8.44%

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Basic earnings per share (EPS)	$0.65	$0.72	$1.22	$1.37
Less: net securities (losses) gains, net of tax	(0.01)	0.07	0.02	0.14
Non-GAAP basic operating EPS	$0.66	$0.65	$1.20	$1.23

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Dilutive EPS	$0.65	$0.72	$1.22	$1.37
Less: net securities (losses) gains, net of tax	(0.01)	0.07	0.02	0.14
Non-GAAP dilutive operating EPS	$0.66	$0.65	$1.20	$1.23